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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  April 9, 2007

                               TRANSGENOMIC, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                   000-30975                911789357
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           (State of                  (Commission             (IRS Employer
         Incorporation)               File Number)       Identification Number)

         12325 Emmet Street, Omaha, Nebraska                     68164
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       (Address of principal executive offices)               (Zip Code)

                                 (402) 452-5400
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              (Registrant's telephone number, including area code)

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   ELECTION OF DIRECTOR.

        On April 9, 2007, the Registrant's Board of Directors appointed
Frank R. Witney to serve as a Class I Director. Dr. Witney has not been appointed to any committees of the Board of Directors at this time. There are no family relationships between Dr. Witney and any other director or executive officer of the Registrant and he was not selected by the Board of Directors to serve as a Director pursuant to any arrangement or understanding with any person. Dr. Witney has not engaged in any transaction with the Registrant that would be reportable as a related party transaction under the rules of the SEC.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     99.1 Press Release, dated April 18, 2007, announcing the appointment of Frank R. Witney to the Registrant's Board of Directors.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 18, 2007                               TRANSGENOMIC, INC.


                                                     By: /s/ Debra A. Schneider
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                                                         Debra A. Schneider
                                                         Chief Financial Officer